                                                               Exhibit (a)(1)(J)

                             LETTER OF TRANSMITTAL

                                       to

                     TENDER SHARES OF CLASS A COMMON STOCK

                                       of

                         DELCO REMY INTERNATIONAL, INC.

                                       at

                              $9.50 NET PER SHARE
                           PURSUANT TO THE SUPPLEMENT
                TO THE OFFER TO PURCHASE DATED FEBRUARY 9, 2001

                                       by

                              DRI ACQUISITION LLC

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON FRIDAY, FEBRUARY 23, 2001, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

          By Mail:                 By Hand:            By Overnight Delivery:



 American Stock Transfer   American Stock Transfer    American Stock Transfer
     & Trust Company           & Trust Company            & Trust Company
      59 Maiden Lane            59 Maiden Lane             59 Maiden Lane
    New York, NY 10038        New York, NY 10038         New York, NY 10038


  STOCKHOLDERS WHO HAVE VALIDLY TENDERED (AND NOT WITHDRAWN) SHARES USING THE BLUE LETTER OF TRANSMITTAL NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SUCH SHARES.

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

                                                               Shares
                                                              Tendered
 Name(s) and Address(es) of Registered Holder(s) (Please      (Attach
                       Fill in, if                           Additional
      Blank, Exactly as Name(s) Appear(s) on Share         Signed List if
                     Certificate(s))                         Necessary)
-----------------------------------------------------------------------------------------------------
                                                                        Total Number of
                                                                            Shares
                                                             Shares     Represented by       Number
                                                          Certificate       Shares          of Shares
                                                           Number(s)    Certificate(s)*    Tendered**
                                                         --------------------------------------------
                                                           ------------------------------------------

                                                           ------------------------------------------

                                                           ------------------------------------------

                                                           ------------------------------------------

                                                          Total Shares

--------------------------------------------------------------------------------
 * Need not be completed if transfer is made by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

  This Letter of Transmittal is to be used either if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in "THE TENDER OFFER--Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase).

  DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED SEE INSTRUCTION 11.

  Holders whose certificates for Shares ("Share Certificates") are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares, and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in "THE TENDER OFFER--Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution ________________________________________________

  Account Number at Book-Entry Transfer Facility _______________________________

  Transaction Code Number ______________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY (AS DEFINED IN THE OFFER TO PURCHASE) PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery ___________________________

  Name of Institution that Guaranteed Delivery _________________________________

  If delivered by Book-Entry Transfer check box: [_]

  Name of Tendering Institution ________________________________________________

  Account Number at Book-Entry Transfer Facility _______________________________

  Transaction Code Number ______________________________________________________

     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
                            INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to DRI Acquisition LLC, a Delaware limited liability company (the "Purchaser") and a subsidiary of Court Square Capital Limited, a Delaware corporation ("Court Square"), the above-described shares of Class A common stock, par value $0.01 per share (the "Shares"), of Delco Remy International, Inc., a Delaware corporation (the "Company"), at a price of $9.50 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated January 11, 2001, as amended and supplemented by the Supplement to the Offer to Purchase dated February 9, 2001 (together with any amendments or supplements thereto, the "Offer to Purchase") and the original BLUE Letter of Transmittal, as amended and supplemented by this YELLOW Letter of Transmittal (together with any amendments or supplements thereto, "Letter of Transmittal" and, collectively with the Offer to Purchase, the "Offer"), receipt of which is hereby acknowledged. The undersigned hereby acknowledges and agrees that Purchaser may transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the undersigned's rights to receive payment for Shares validly tendered and accepted for payment.

  Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after December 21, 2000) and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights), (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after December 21, 2000) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that the valid tender of Shares pursuant to any of the procedures contained in "THE TENDER OFFER--Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.


    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)          (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Shares not tendered or          cates for Shares not tendered or
 not accepted for payment and/or           not accepted for payment and/or
 the check for the purchase price          the check for the purchase price
 of Shares accepted for payment            of Shares accepted for payment
 are/is to be issued in the name           are/is to be sent to someone
 of someone other than the under-          other than the undersigned or to
 signed.                                   the undersigned at an address
                                           other than that above.
 Issue[_] Check
 [_] Certificate(s) to:                    Mail[_] Check
                                           [_] Certificate(s) to:
 Name _____________________________
           (Please Print)                  Name _____________________________
                                                     (Please Print)
 Address __________________________
                                           Address __________________________
 __________________________________
                                           __________________________________
 __________________________________
         (Include Zip Code)                __________________________________
                                                   (Include Zip Code)
 __________________________________
    (Employer Identification or            __________________________________
      Social Security Number)                 (Employer Identification or
                                                Social Security Number)

                                   SIGN HERE
       (ALSO COMPLETE SUBSTITUTE FORM W-9 ON THE OTHER SIDE OF THIS FORM)

 ------------------------------------------------------------------------------
                          (Signature(s) of Holder(s))

 Dated ________________

 (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s) ______________________________________________________________________

 ------------------------------------------------------------------------------
                                 (Please Print)

 Capacity (Full Title) ________________________________________________________

 Address ______________________________________________________________________

 ------------------------------------------------------------------------------
                               (Include Zip Code)

 Daytime Area Code and Telephone No. __________________________________________

 Employer Identification or Social Security No. _______________________________

                           (See Substitute Form W-9)

                           Guarantee of Signature(s)
                    (If Required--See Instructions 1 and 5)

 Authorized Signature _________________________________________________________

 Name _________________________________________________________________________
                                 (Please Print)

 Title ________________________________________________________________________

 Name of Firm _________________________________________________________________

 Address ______________________________________________________________________
                               (Include Zip Code)

 Daytime Area Code and Telephone No. __________________________________________

 Dated ________________

              PAYER'S NAME AMERICAN STOCK TRANSFER & TRUST COMPANY

                        Part 1: PLEASE PROVIDE YOUR       Enter your Social
                        TIN OR SSN IN THE BOX AT       Security or employer ID
                        RIGHT AND CERTIFY BY                 number here
                        SIGNING AND DATING BELOW.

 SUBSTITUTE                                            ----------------------
                       --------------------------------------------------------
 Form W-9               Part 2: [_] Check this box if you are NOT subject to
 Department of          backup withholding under the provisions of section
 the Treasury           3406(a)(1)(C) of the Internal Revenue Code because
 Internal               (1) you have not been notified that you are subject
 Revenue                to backup withholding as a result of failure to
 Service                report all interest or dividends or (2) the Internal
                        Revenue Service has notified you that you are no longer subject to backup withholding.

 Payer's Request for
 Taxpayer
 Identification Number
 (TIN)

                        Part 3: [_] Check here, if awaiting TIN.

                        CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

                        SIGNATURE _________________________  DATE ____________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary, 31% percent of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified Taxpayer Identification Number within 60 days.

    SIGNATURE ______________________________   DATE _____________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (1) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of such Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (2) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (such participant, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if (a) Share Certificates are to be forwarded herewith or
(b) unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer contained in "THE TENDER OFFER--Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. For a holder validly to tender Shares pursuant to the Offer, either (1) on or prior to the Expiration Date,
(a) Share Certificates representing tendered Shares must be received by the Depositary at one of its addresses set forth herein, or such Shares must be tendered pursuant to the book-entry transfer procedures contained in "THE TENDER OFFER--Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary, (b) this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of Shares, must be received by the Depositary at one of such addresses and (c) any other documents required by this Letter of Transmittal must be received by the Depositary at one of such addresses or (2) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in "THE TENDER OFFER--Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

  "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required with respect to such Shares unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If the certificates for Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or certificates for Shares not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates, with the signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 1.

  6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, at any time and from time to time, in the case of any Shares tendered.

  9. 31% BACKUP WITHHOLDING. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%. All stockholders surrendering Shares pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Purchaser and the Depositary).

  Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

  The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

  Certain stockholders (including, among others, all corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to D.F. King & Co., Inc. (the "Information Agent") at its address listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

  11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the transfer agent for the Shares, American Stock Transfer & Trust Company, at (800) 937-5449. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: IN ORDER FOR SHARES TO BE VALIDLY TENDERED PURSUANT TO THE OFFER,
(1) ON OR PRIOR TO THE EXPIRATION DATE (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, MUST BE RECEIVED BY THE DEPOSITARY, OR IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, AN AGENT'S MESSAGE MUST BE RECEIVED BY THE DEPOSITARY, (B) ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE DEPOSITARY AND (C) EITHER SHARE CERTIFICATES REPRESENTING TENDERED SHARES AND MUST BE RECEIVED BY THE DEPOSITARY OR SUCH SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER AND A BOOK-ENTRY CONFIRMATION MUST BE RECEIVED BY THE DEPOSITARY, OR (2) THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

  THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

         By Mail:                  By Hand:            By Overnight Delivery:
 American Stock Transfer   American Stock Transfer    American Stock Transfer
     & Trust Company           & Trust Company            & Trust Company
      59 Maiden Lane            59 Maiden Lane             59 Maiden Lane
    New York, NY 10038        New York, NY 10038         New York, NY 10038

  Questions and requests for assistance may be directed to the Information Agent at its address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                             D. F. KING & CO., INC.

                          77 Water Street, 20th Floor
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                All Others Please Call Toll-Free: (800) 848-3402